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                                                                   EXHIBIT 10.1


                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of the 15th day of September, 1999, by and among Andover.Net, Inc. a Delaware corporation and successor in interest to Andover Advanced Technologies, Inc. (the "Company"), the persons designated as Management Stockholders on the signature pages hereto (the "Management Stockholders"), the persons designated as Series A Investors on the signature pages hereto (the "Series A Investors"), the persons designated as Series B Investors on the signature pages hereto (the "Series B Investors"), and any assignees or transferees of a Series A Investor and Series B Investor (each assignee or transferee, respectively, a Series A Investor or Series B Investor, as the case may be). For purposes of this Agreement, the Management Stockholders and the Series A Investors shall be collectively referred to as the "Original Investors".

         WHEREAS, the Series B Investors have entered into a certain Stock Purchase Agreement, dated as of September , 1999 (the "Purchase Agreement"), pursuant to which the Series B Investors have agreed to purchase from the Company 600,568 shares of Series B Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Convertible Preferred Stock"), which are convertible into 3,017,138 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company; and

         WHEREAS, the Series A Investors are collectively the holders of 322,480 shares of Series A Redeemable Preferred Stock, par value $.01 per share (the "Redeemable Preferred Stock"), of the Company and 6,480,311 shares of Common Stock; and

         WHEREAS, the Original Investors and the Company have previously entered into a Second Amended and Restated Registration Rights Agreement, dated as of June 25, 1997 (the "Old Registration Rights Agreement"), which may be amended with the consent of the Company and the holders of the two-thirds of the outstanding Registrable Shares (as such term is defined in the Old Registration Rights Agreement); and

         WHEREAS, the Original Investors who are signing this Agreement constitute the holders of two-thirds of the outstanding Registrable Shares as of the date hereof and before giving effect to the transactions contemplated by the Purchase Agreement; and

         WHEREAS, it is a condition precedent to the obligations of the Series B Investors under the Purchase Agreement that this Agreement be executed by the parties hereto to replace and supersede the Old Registration Rights Agreement, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Original Investors
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and the Series B Investors hereby amend and restate the Old Registration Rights
Agreement in its entirety and covenant and agree with each other as follows:


A. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "BOARD" means the Board of Directors of the Company.

                  "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

                  "COMMON STOCK" shall mean the Common Stock and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares, recapitalization, merger, consideration or other corporate reorganization).

                  "COMPANY" shall refer to the Company and any successor or successors thereto.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "MAJORITY INTEREST" means the Original Investors or the Series B Investors, as the case may be, holding not less than a majority in interest of the Registrable Securities held by all such Original Investors or Series B Investors, respectively.

                  "PERSON" shall mean an individual, a corporation, an association, a joint venture, a partnership, a limited liability company, an estate, a trust, an unincorporated organization, and any other entity or organization, governmental or otherwise.

                  "REGISTRABLE SECURITIES" shall mean (i) any shares of Common Stock held by the Original Investors or Series B Investors, or their respective transferees, or issuable upon conversion of the Convertible Preferred Stock (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such Registrable Securities have actually been issued), or (ii) any other securities issued or issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities (i) registered and sold pursuant to the Securities Act, (ii) sold to the public pursuant to Rule 144 promulgated under the Securities Act or (iii) which could then be sold in their
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entirety pursuant to Rule 144(k) promulgated under the Securities Act without limitation or restriction.

                  "REGISTRATION EXPENSES" shall mean the expenses so described in Section 6 hereof.

                  "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


B.  DEMAND REGISTRATIONS.

                  1. DEMAND REGISTRATIONS BY SERIES B INVESTORS. At any time after the earlier of (i) the third anniversary of the date hereof or (ii) the date that is one hundred eighty (180) days after the initial public offering of the Common Stock pursuant to an effective registration under the Securities Act, a Majority Interest of the Series B Investors may notify the Company that they intend to offer or cause to be offered for public sale, and request that the Company register under the Securities Act for public sale, all or any portion of the Registrable Securities held by the Series B Investors in the manner specified in such notice, provided that in the case of a request pursuant to clause (ii) such registration may not become effective prior to the date which is nine (9) months after the effective date of the Company's initial registration statement. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities, who shall then have thirty (30) days to notify the Company in writing of their desire to have Registrable Securities held by them included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice, and in such event the right of any Person to include Registrable Securities in such registration shall be conditioned upon such Person's participation in such underwritten public offering and the inclusion of such Person's Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its commercially reasonable efforts to expeditiously effect the registration under the Securities Act of all Registrable Securities of each holder who requested inclusion of such holders Registrable Securities in such registration and to qualify such Registrable Securities for sale under any state blue sky law; provided, however, that the Company shall not be required to effect a registration pursuant to a request under this Section 2(a) more than two (2) times. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2(a) within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering. The Company may postpone the filing or the effectiveness of any registration statement required to be filed pursuant to this Section 2 for a reasonable time period, provided that the Company may not initiate a postponement on more than two occasions during any twelve (12) month period and any such postponement shall not exceed ninety (90) days, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board determines in good faith that there is a valid business purpose or reason for delaying such filing or
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effectiveness. A registration will not count as a requested registration under this Section 2(a) unless and until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating holders; provided, however, that a Majority Interest of the Series B Investors holding Registrable Securities to be included in the offering may request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2(a) but not yet been declared effective, and may thereafter request the Company to reinstate such Registration Statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein and without reduction in the number of demand registrations permitted under this Section 2(a) if the participating holders reimburse the Company for all Registration Expenses incurred in connection with such withdrawn registration.

                  2. DEMAND REGISTRATIONS BY ORIGINAL INVESTORS. At any time after one hundred eighty (180) days after the initial public offering of the Common Stock pursuant to an effective registration under the Securities Act, the Original Investors holding not less than 50% of the Registrable Shares held by all such Original Investors may notify the Company that they intend to offer or cause to be offered for public sale, and request that the Company register under the Securities Act for public sale, all or any portion of the Registrable Securities held by such Original Investors in the manner specified in such notice, provided that in no case shall such request for registration become effective prior to the date which is nine (9) months after the effective date of the Company's initial registration statement filed for the initial public offering of the Company's Common Stock. Upon receipt of a request for registration under this Section 2(b), the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities, who shall then have thirty (30) days to notify the Company in writing of their desire to have Registrable Securities held by them included in such registration. If the request for registration contemplates an underwritten public offering, the company shall state such in the written notice, and in such event the right of any Person to include Registrable Securities in such registration shall be conditioned upon such Person's participation in such underwritten public offering and the inclusion of such Person's Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its commercially reasonable efforts to expeditiously effect the registration under the Securities Act of all Registrable Securities of each holder who requested inclusion of such holders Registrable Securities in such registration and to qualify such Registrable Securities for sale under any state blue sky law; provided, however, that the Company shall not be required to effect a registration pursuant to a request under this Section 2(b) more than one (1) time. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2(b) within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering. The Company may postpone the filing or the effectiveness of any registration statement required to be filed pursuant to this Section 2(b) for a reasonable time period, provided that the Company may not initiate a postponement on more than two occasions during any twelve (12) month period and any such postponement shall not exceed ninety (90) days, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, the
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Board determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board determines in good faith that there is a valid business purpose of reason for delaying such filing or effectiveness. A registration will not count as a requested registration under this Section 2(b) unless and until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating holders; provided, however, that a majority in interest of the participating Original Investors may request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2(b) but not yet been declared effective, and a majority in interest of such Original Investors may thereafter request the Company to reinstate such Registration Statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein and without reduction in the number of demand registrations permitted under this
Section 2(b) if the participating holders reimburse the Company for all Registration Expenses incurred in connection with such withdrawn registration.

                                    a. If a requested registration involves an
underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number, reasonably deemed satisfactory by such managing underwriter, provided that the securities to be excluded shall be determined in the following sequence: (i) first, securities held by any other Persons (other than Persons holding Registrable Securities) having contractual incidental or "piggyback" registration rights, (ii) second, securities sought to be registered by the Company, (iii) third, holders of Registrable Securities of holders other than the parties who initiated the request for registration pursuant to this Section 2, and (iv) fourth, Registrable Securities held by the parties requesting registration pursuant to this Section 2 (the "Requesting Investors"), it being understood that no shares shall be registered for the account of the Company or any shareholder other than the Requesting Investors unless all Registrable Securities for which Investors have requested registration have been registered. If there is a reduction in the number of shares of Common Stock or Registrable Securities to be registered pursuant to clauses (i), (ii), (iii) or (iv) above, such reduction shall be made within each tranche on a pro rata basis (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each such tranche and subject to the priorities set forth in the preceding sentence).

                                    b. With respect to a request for
registration pursuant to this Section 2 which is for an underwritten public offering, the managing underwriter shall be chosen by not less than a majority in interest of the Registrable Securities held by the Requesting Investors and to be included in such registration, subject to the Company's consent, which consent shall not be unreasonably withheld. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty (180) days following the effective date of any registration required pursuant to this Section 2.
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C. FORM S-3. After the first public offering of its securities registered under the Securities Act, the Company shall use its commercially reasonable efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. A Holder or Holders of Registrable Securities with an anticipated aggregate sale price (net of underwriting discounts and commissions, if any) in excess of $1,000,000 shall have the right, on one or more occasions, to request registration on Form S-3 (or any successor form) for the Registrable Securities held by such holder or holders. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such securities by such holder or holders. The Company shall give notice to all other holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 3, and such other holders of Registrable Securities shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration, subject to the limitations set forth in Section 4. The Company may postpone the filing or the effectiveness of any registration statement pursuant to this Section 3 for a reasonable period of time, provided that the Company may not initiate a postponement on more than two
(2) occasions during any twelve (12) month period and any such postponement shall not exceed ninety (90) days, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness.


D. PIGGYBACK REGISTRATION. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public (except pursuant to a demand registration under Section 2 hereof, which demand registration shall be governed by the terms of said Section 2, and except with respect to registration statements on Forms S-4, S-8 or any other form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to each holder of Registrable Securities of its intention to effect such registration. Upon the written request of any such holder of Registrable Securities given within thirty
(30) days after receipt by such holder of such notice, the Company will, subject to the limits contained in this Section 4, use its commercially reasonable efforts to cause all Registrable Securities of such holder that such holder so requests to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by the managing underwriter of the Company's securities being offered in an underwritten public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, the "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the marketability of the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including any holders of Registrable Securities) to a number reasonably deemed satisfactory by such managing underwriter; and provided, further, that the securities to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any contractual incidental or "piggy back" registration rights, (ii) second, securities held by
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any Persons having contractual incidental or "piggy back" registration rights pursuant to an agreement which is not this Agreement, and (iii) third, Registrable Securities other than those held by the Original Investors and the Series B Investors, and (iv) fourth, Registrable Securities held by the Original Investors and the Series B Investors. If there is a reduction in the number of shares of Common Stock or Registrable Securities to be registered pursuant to clauses (i), (ii), (iii) or (iv) above, such reduction shall be made within each tranche on a pro rata basis (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each such tranche and subject to the priorities set forth in the preceding sentence).


E. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of its securities under the Securities Act, the Company will, as soon as practicable:

                  1. use its commercially reasonable efforts to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering (but not for more than one hundred eighty (180) days);

                  2. use its commercially reasonable efforts to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the completion of the offering (but not for more than one hundred fifty (150) days) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

                  3. furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

                  4. use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or submit to service of process in any jurisdiction in which it is not already subject;

                  5. within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to a single counsel selected by the holders of Registrable Securities proposing to include shares in such registration in accordance with Section 6 herein copies of such documents proposed to be filed, which information in such documents pertaining to such holders shall be subject to the reasonable approval of such counsel;

                  6. promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  7. use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

                  8. f requested by the managing underwriter or underwriters (if any), any selling holder, or counsel to the selling holders, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the selling holder or the securities being sold, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  9. make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and a single attorney and accountant retained by any such selling holders or underwriters (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

                  10. in connection with a registration statement pursuant to
Section 2 or 3 above, enter into a reasonable underwriting agreement required by the proposed underwriter(s) (if approved by the Company) for the selling holders and use its commercially reasonable efforts to facilitate the public offering of the securities;

                  11. request that each prospective selling holder be furnished a signed counterpart, addressed to the prospective selling holder, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) if and to the extent permitted by applicable professional standards, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  12. use its commercially reasonable efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock is then listed or quoted (or, if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);

                  13. otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

                  14. otherwise cooperate with the underwriter(s), if any, the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.


F. EXPENSES. All reasonable expenses incurred by the Company, the Original Investors and the Series B Investors in effecting the registrations provided for in Section 2, Section 3 and Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the Series B Investors and the Original Investors as a group (selected (i) by a majority in interest of the Original Investors and Series B Investors who participate in a registration pursuant to Sections 3 or 4 hereof or (ii) by a majority in interest of the Requesting Investors who participate in a registration pursuant to Section 2 hereof), underwriting expenses (other than fees, commissions or discounts of selling holders), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 5(d) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company.


G.  INDEMNIFICATION.

                  1. The Company shall indemnify and hold harmless the selling holder of Registrable Securities, each underwriter (as defined in the Securities
Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Persons") against any losses, claims, damages or liabilities (collectively, the "liability"), severally and not jointly, to which such Indemnified Persons may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 7(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability as expenses in connection with the same are incurred; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person specifically for use therein. Each selling holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls any such selling holder, the Company or such underwriter (individually and collectively, the "Indemnified Persons"), against any liability, severally and not jointly, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein. Such selling holder shall reimburse any Indemnified Person for expenses (including, without limitation, legal fees) incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration.

                  2. Indemnification similar to that specified in Section 7(a) and Section 7(b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                  3. If the indemnification provided for in this Section 7 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 7, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, the other selling holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct such statement or omission.

                  The Company, the selling holders and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata or per capita allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling holder be required to contribute any amount under this Section 7(d) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such selling holder or (ii) the net proceeds received by such selling holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                  4. In the event that holders of Registrable Shares shall register Registrable Shares in any underwritten public offering initiated by the Company, the Company shall use commercially reasonable efforts to negotiate indemnification terms for such holders with the underwriters of such offering which provide: (i) that each such holder shall only be obligated to indemnify such underwriters severally, and not jointly; (ii) that each such holder shall provide indemnification to such underwriters only against any liability to which any such underwriters may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (A) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or
(B) any omission or alleged omission by such holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (A) and (B) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such holder specifically for use therein; and (iii) that each such holder's obligations to the underwriters for indemnification shall be limited to an amount equal to the proceeds to such holder of the securities sold in such offering. The Company also agrees in connection with any underwritten public offering in which the holders of Registrable Shares participate to provide commercially reasonable representations and warranties to such underwriters and to provide commercially reasonable indemnification to such underwriters with respect to any breach of such representations and warranties.]


H. COMPLIANCE WITH RULE 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its commercially reasonable efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to any holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). After the occurrence of the first underwritten public offering of Common Stock pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use its commercially reasonable efforts to facilitate and expedite transfers of Registrable

Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to effect such transfers of Registrable Securities.


I. AMENDMENTS. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only with the written consent of the Company, a Majority Interest of the Series B Investors and a Majority Interest of the Original Investors.


J. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are transferable to each transferee of at least [10,000] shares of Registrable Securities, subject, in the case of the Original Investors, to the terms of the Third Amended and Restated Stockholders Agreement, dated as of the date hereof, by and between the Company, the Original Investors and the Series B Investors. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

K. RIGHTS WHICH MAY BE GRANTED TO SUBSEQUENT INVESTORS. Other than transferees of Registrable Securities under Section 10 hereof, the Company shall not, without the prior written consent of a Majority Interest of the Series B Investors (a) allow subsequent purchasers of the Company's securities to become a party to this Agreement or (b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.


L. DAMAGES. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.


M.  MISCELLANEOUS.

                  1. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below such parties name on the signature page hereto or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

                  2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles thereof.

                  3. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  4. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


N. DISPUTE RESOLUTION. All disputes, claims, or controversies arising out of or relating to (i) this Agreement or the negotiation, validity or performance hereof or the transactions contemplated hereby, (ii) the rights of the Original Investors and Series B Investors and their respective successors and the obligations of the Company set forth herein shall be finally settled by binding arbitration conducted expeditiously in accordance with Section 7.7, Section 7.8 and Section 7.9, as applicable, of the Purchase Agreement.


O. LOCK-UP AGREEMENT. In the event that the Company files a registration statement under the Securities Act with the Commission covering a firm commitment public offering at a time when any of the Original Investors or Series A Investors hold Registrable Securities, each of the Original Investors and Series A Investors agrees (and all transferees of Registrable Securities shall agree), if and to the same extent agreed to by the Board of Directors of the Company, to enter into an agreement with the underwriter(s) to the effect that such Original Investor or Series A Investor, as applicable, will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, hedge or otherwise dispose of any shares of Common Stock or any securities of the Company which are substantially similar to, or derivative of, Common Stock, or any options or warrants to purchase any shares of Common Stock of the Company, or which are convertible into or exchangeable or exercisable for, or that otherwise represent the right to receive Common Stock or any such other securities of the Company, whether now or hereinafter acquired, directly or indirectly, without the prior written consent of the underwriters of such offering, for a period of time following the date of the final prospectus, such period of time to be determined by agreement between the Board of Directors of the Company and such underwriters; provided, however, that such period shall not exceed 180 days with the consent of such Original Investor or Series A Investor, as applicable. In furtherance of this Section 15, each of the Original Investors and Series A Investors hereby grants to the Company its irrevocable power of attorney will full power of substitution for purposes of entering into an agreement with such underwriters on its behalf in substantially the form described in this Section 15 so long as the Board of Directors of the Company shall have approved the terms of such agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Registration Rights Agreement to be duly executed as of the date first set forth above.

                              COMPANY:
                              ANDOVER.NET, INC.


                                  /s/ Bruce A. Twickler
                              By:__________________________________
                              Title:  President


                              MANAGEMENT STOCKHOLDERS:


                              /s/ Bruce A. Twickler
                              _____________________________________
                              Bruce Twickler



                              SERIES B INVESTORS:

                              TA/ADVENT VIII, L.P.
                              By: TA Associates VIII LLC, its General Partner
                              By:  TA Associates, Inc., its Manager


                                  /s/ Jonathan Goldstein
                              By:__________________________________


                              TA/ATLANTIC AND PACIFIC IV L.P.
                              By: TA Associates AP IV L.P., its General Partner
                              By: TA Associates, Inc., its General Partner


                                  /s/ Jonathan Goldstein
                              By:__________________________________


                              TA EXECUTIVES FUND LLC
                              By:  TA Associates, Inc., its Manager

                                  /s/ Jonathan Goldstein
                              By:____________________________________

                              TA INVESTORS LLC
                              By:  TA Associates, Inc., its Manager


                                  /s/ Jonathan Goldstein
                              By:____________________________________


                              1998 GPH FUND, LLC


                                  /s/ John R. LeClaire
                              By:___________________________________


                              GPH A.N. PARTNERS


                                  /s/ John R. LeClaire
                              By:____________________________________


                              /s/ Gregory T. Wyler
                              _______________________________________
                              Gregory T. Wyler



                              SERIES A INVESTORS:

                              /s/ James S. Mulholland, Jr.
                              _______________________________________
                              James S. Mulholland, Jr.


                              /s/ John Trombly
                              _______________________________________
                              John Trombly


                              /s/ James D. Logan
                              _______________________________________
                              James D. Logan


                              /s/ Thomas R. Shepherd
                              _______________________________________
                              Thomas R. Shepherd


                              /s/ William Peabody
                              _______________________________________
                              William Peabody

                              CLAFLIN CAPITAL VI, L.P.

                              By:/s/ Walter M. Bird, III
                                 ____________________________________
                                 General Partner



                              CLAFLIN CAPITAL VII, L.P.


                              By:/s/ Walter M. Bird, III
                                 ____________________________________
                                 General Partner


                              MASSACHUSETTS TECHNOLOGY
                              DEVELOPMENT CORPORATION


                              By:/s/ Robert Crowley
                                 ____________________________________



                              WINDOW TO WALL STREET, INC.


                              By:/s/ Louis Page
                                 ____________________________________


                              WINDOW TO WALL STREET,
                              LIMITED PARTNERSHIP


                              By:/s/ Louis Page
                                 ____________________________________


                              ROYALTY CAPITAL FUND LIMITED
                              PARTNERSHIP I
                              By: Royalty Capital Management, Inc.
                              Its General Partner


                              By:/s/ John Trombly
                                 ____________________________________

                         JAMES D. AND KERRY M. LOGAN
                         FAMILY TRUST U/A/D 12/31/98


                         By: /s/ Bernice C. Logan
                            _________________________________
                              Trustee


                         THE SHEPHERD VENTURE FUND I, L.P.


                         By: /s/ Thomas R. Shepherd
                            _________________________________
                         Title:  Chairman of The Shepherd Group LLC,
                         Its General Partner


                         THE SHEPHERD GROUP LLC


                         By: /s/ Thomas R. Shepherd
                            _________________________________
                         Title:  Chairman


                         THE SHEPHERD GROUP LLC AS PROXY FOR:



                              Jerry Horn                    William Maxfield
                              Soren Oberg                   Edwin Kozlowski

                         Charles W. Robins as Custodian for Jesse Lee under the Massachusetts Uniform Transfer to Minors Act

                              1988 Robert Schiff Lee Irrevocable Trust

                              Ronald Rossetti               Stephen Zachary Lee
                              Scott Schoen                  David Lucas
                              T. Nathanael Shepherd         Sean Marsh
                              Clifton Smith                 William Watts
                              Harrison Wellford             Richard Perkins



                         By: /s/ Thomas R. Shepherd
                            ______________________________________
                         Name:  Thomas R. Shepherd
                         Title:  Chairman